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                                                                    EXHIBIT 10.4

                              EXCHANGE AGREEMENT
                                 BY AND AMONG
     THE LIMITED PARTNERS OF CLEARTEL COMMUNICATIONS LIMITED PARTNERSHIP,
              CLEARTEL COMMUNICATIONS, INC., AS GENERAL PARTNER,
              THE SHAREHOLDERS OF CLEARTEL COMMUNICATIONS, INC.,
                                      AND
                           CGX COMMUNICATIONS, INC.

     THIS EXCHANGE AGREEMENT (this "Agreement"), dated as of October 2, 1998, by and among (i) the limited partners of Cleartel Communications Limited Partnership, a District of Columbia limited partnership ("Cleartel LP") signatory hereto (the "Cleartel Limited Partners"), (ii) Cleartel Inc., in its capacity as general partner of Cleartel LP, (iii) the shareholders of Cleartel Communications, Inc., a District of Columbia corporation ("Cleartel Inc."), signatory hereto (the "Cleartel Shareholders"), and (iv) CGX Communications, Inc., a Delaware corporation ("CGX").

                                  WITNESSETH:

     WHEREAS, the Cleartel Limited Partners collectively own all of the limited partner interests in Cleartel LP (the "Cleartel LP Interests"); and

     WHEREAS, the Cleartel Limited Partners wish to exchange all of the Cleartel LP Interests held thereby for shares of the common stock, par value $.01 per share, of CGX (the "CGX Common Stock"), and CGX wishes to issue shares of CGX Common Stock in exchange for such Cleartel LP Interests, subject to and in accordance with the terms and conditions set forth herein (the "Cleartel LP Exchange") ; and

     WHEREAS, the Cleartel Shareholders collectively own all of the issued and outstanding shares of the common stock, no par value, of Cleartel Inc. (the "Cleartel Common Stock"); and

     WHEREAS, the Cleartel Shareholders wish to exchange all of the Cleartel Common Stock held thereby for shares of CGX Common Stock, and CGX wishes to issue shares of CGX Common Stock in exchange for such shares of Cleartel Common Stock, subject to and in accordance with the terms and conditions set forth herein (the "Cleartel Inc. Exchange") (the Cleartel LP Exchange and the Cleartel Inc. Exchange herein collectively the "Exchanges").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions hereinafter contained, and subject to the terms and conditions herein, the parties to this Agreement hereby agree as follows.

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                                   Section I
                                   ---------

                                     Terms
                                     -----

     1.1 Upon the effective date of the Cleartel LP Exchange, each then outstanding one percent (1%) limited partner interest in Cleartel LP held by the Cleartel Limited Partners shall be exchanged for 5,349.7 shares of CGX Common Stock. Each Cleartel Limited Partner thereupon shall be entitled to receive a stock certificate or certificates representing the same number of shares of CGX Common Stock to which such Cleartel Limited Partner is entitled to receive pursuant to this Section 1.1.

     1.2 Upon the effective date of the Cleartel LP Exchange, all of the Cleartel Limited Partners shall be deemed to have withdrawn as limited partners of Cleartel LP, CGX shall automatically be admitted as the sole limited partner of Cleartel LP, and CGX shall have a ninety-nine percent (99%) limited partner interest in Cleartel LP. Cleartel Inc., in its capacity as the sole general partner of Cleartel LP, hereby consents to the withdrawal of the Cleartel Limited Partners as limited partners of Cleartel LP, and to the admission of CGX as the sole limited partner of Cleartel LP, when and as provided in the preceding sentence.

     1.3 Upon the effective date of the Cleartel Inc. Exchange, each then outstanding share of Cleartel Common Stock shall be exchanged for 62.938 shares of CGX Common Stock. Each Cleartel Shareholder, upon surrender to CGX of the certificate or certificates representing the shares of Cleartel Common Stock held thereby on or after the effective date of the Cleartel Inc. Exchange, shall be entitled to receive a stock certificate or certificates representing the same number of shares of CGX Common Stock specified in this Section 1.3. Until so surrendered, each such stock certificate shall, by virtue of the Cleartel Inc. Exchange, be deemed for all purposes to evidence ownership of the same number of shares of CGX Common Stock.

     1.4 If any certificate representing CGX Common Stock is to be issued in a name other than that in which the Cleartel LP Interests or Cleartel Common Stock for which it is being exchanged is registered, it shall be a condition of such issuance that the Cleartel LP Interests or Cleartel Common Stock for which it is being exchanged shall be in proper form for transfer and that the person requesting such issuance shall either pay to CGX or its transfer agents any transfer or other taxes required by reason of the issuance of certificates representing CGX Common Stock in a name other than that of the registered holder of the Cleartel LP Interests or Cleartel Common Stock surrendered, or establish to the satisfaction of CGX or its transfer agents that such tax has been paid or is not applicable.

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                                   Section 2
                                   ---------

                          Effective Date; Termination
                          ---------------------------

     2.1 The Exchanges shall be simultaneously effective as of the date first set forth above, or upon such later date as may be specified by CGX in its discretion.

     2.2 This Agreement shall terminate without liability to any party hereto if the Exchanges have not become effective by October 4, 1998.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their respective duly authorized officers, all as of the date first above written.


CLEARTEL SHAREHOLDERS:


/s/ Ulysses G. Auger, Sr.           /s/ Ulysses G. Auger, II
-------------------------           ------------------------
Ulysses G. Auger, Sr.               Ulysses G. Auger, II

CLEARTEL LIMITED PARTNERS


/s/ Ulysses G. Auger, Sr.           /s/ Ulysses G. Auger, II
-------------------------           ------------------------
Ulysses G. Auger, Sr.               Ulysses G. Auger, II


The Bridgette Kathryn Auger Trust
The Gregory Ulysses Auger III Trust
The Alexander Robert Auger Trust
The Ulysses George Hawthorne Auger III Trust
The Nicholas William Randolph Auger Trust
The James Frederick Auger Trust
The Annabel-Rose Auger Trust
The Constandinos Ulysses Franciscos
    Auger Economides Trust
The Vassiliki Illias Auger Economides Trust
The Constandina Francisca Auger Economides Trust

By: /s/ James Pedas
    ---------------
    James Pedas, Trustee
    (As to each Trust)


CLEARTEL COMMUNICATIONS, INC.


By: /s/ Ulysses G. Auger, II
    ------------------------
    Ulysses G. Auger, II
    President

CGX COMMUNICATIONS, INC.

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By: /s/ Ulysses G. Auger, II
    ------------------------
    Ulysses G. Auger, II
    President


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